U.S. SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report: December 2, 1998

                     USA SERVICE SYSTEMS, INC.
                     -------------------------
       (Exact name of registrant as specified in its charter)


                             COLORADO
                             --------
           (State or other jurisdiction of incorporation)


       0-22095                                   84-1039267
       -------                                   ----------
(Commission File No.)                           (IRS Employer
                                             Identification No.)

           10770 Wiles Road
           Coral Springs, FL                        33076
           -----------------                        -----
(Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (954) 752-4289


                 PRINCETON MANAGEMENT CORPORATION
               5650 Greenwood Plaza Blvd., Suite 216
                    Englewood, Colorado 80111
                    -------------------------
   (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

     Effective November 17, 1998, pursuant to a definitive agreement (attached hereto and incorporated herein as Exhibit 2.0) (the "Agreement") Princeton Management Corporation (the "Company") acquired all of the issued and outstanding securities of USA Service Systems, Inc. ("USA"), a Florida corporation. The terms of the transaction provided that the Company undertook a forward split of its issued and outstanding common stock, whereby 4.33 shares of common stock were issued in exchange for each share of common stock then issued and outstanding in order to establish the number of issued and outstanding common shares at closing to be 1,250,000 shares. The Company and USA entered into a share exchange agreement wherein the Company issued an aggregate of 3,750,000 "restricted" shares of the Company's Common Stock to the USA shareholders in exchange for all of the issued and outstanding shares of USA. USA became a wholly owned subsidiary of the Company. The Company also changed its name to "USA Service Systems, Inc."

     Pursuant to the terms of the Agreement, Gregory Simonds and Gilberta Gara resigned their positions as officers and directors of the Company. The following persons were appointed as new officers and/or directors of the Company:

              NAME                        OFFICE

     George D. Pursglove        Chairman, President and
                                Chief Executive Officer

     Chester E. Howard          Senior Vice President-
                                Finance, Chief Financial
                                Officer and Director

     Douglas C. MacLellan       Director

     The percentage of voting securities of the Company now beneficially owned directly or indirectly by the entity who acquired control and the identity of the entities who acquired control are as follows:


                          Shares of Common Stock to
                         be owned upon consummation     Approximate
Name and Address             of the Transaction       Percent of Class

George D. Pursglove(1)            1,691,500                 33.8%
10770 Wiles Road
Coral Springs, FL 33076

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                          Shares of Common Stock to
                         be owned upon consummation     Approximate
Name and Address             of the Transaction       Percent of Class

Chester E. Howard(1)              1,691,500                 33.8%
1808 Apricot Glen Dr.
Austin, TX 78746

Douglas C. MacLellan(1)              -0-                      -
10770 Wiles Road
Coral Springs, FL 33076

All Directors and                 3,383,000                 67.7%
Executive Officers as a
Group (3 persons)
__________________________

(1)  Officer and/or Director of the Company.

Item 2.  Acquisition or Disposition of Assets.

     Effective November 17, 1998, the Company acquired all of the issued and outstanding securities of USA. The nature and amount of consideration given in connection with the agreement was the issuance of 3,750,000 shares of "restricted" common stock of the Company (post forward split) to the former USA shareholders. The consideration given and received was determined by arms-length negotiations between the principals of the Company and principals of USA. No material relationship existed or presently exists between management of the companies.

     USA is a supplier of regularly scheduled, routed merchandising services in the United States. USA provides in-store merchandising, assemblies and sales services primarily on behalf of branded product manufacturers and retail companies. Additional services performed include assemblies of products for sale and display, as well as sales demonstrations. As of the date of this report, USA has reached agreement with four other companies engaged in the same genre of business wherein USA intends to acquire these other entities in the near future in exchange for a combination of stock, cash and notes. Upon closing of these acquisitions, USA will employ approximately 700 persons and the combined entity is expected to have approximately $16 million in annual revenues, on a pro forma basis.

Item 4.  Changes in Registrant's Certifying Accountant.

     On December 2, 1998, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C., contained no adverse opinion or disclaimer of

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
opinion, or was qualified as to uncertainty, audit scope, or accounting principles.

     Also on December 2, 1998, the Registrant engaged the accounting firm of Kaufman Rossin & Co., independent public accountants, to audit the Registrant's fiscal year ended December 31, 1998, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Kish, Leake & Associates,
P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated December 2, 1998, is filed as Exhibit 16 to this Form 8-K.

Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

     The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of USA and the Company's pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

Item 7(c).  Exhibits.

     Number          Exhibit
     ------          -------

      2.1            Agreement between the Company and USA Service
                     Systems, Inc.

     16.0            Letter of Resignation of Registrant's
                     independent certified accountant, Kish, Leake & Associates, P.C.

                                   4

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   USA SERVICE SYSTEMS, INC.
                                   (Registrant)



                                   By:/s/ George Pursglove
                                      ---------------------------
                                      George Pursglove,
                                      President

Dated:  December 2, 1998

                                   5

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                    USA SERVICE SYSTEMS, INC.
                   ___________________________

                     EXHIBIT 2.1 TO FORM 8-K
                   ___________________________

                   SHARE EXCHANGE AGREEMENT AND

                      PLAN OF REORGANIZATION

                      BETWEEN THE COMPANY AND

                     USA SERVICE SYSTEMS, INC.
                   ___________________________

       SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

                         by and among

                PRINCETON MANAGEMENT CORPORATION
                    a Colorado corporation


                              and


                    USA SERVICE SYSTEMS, INC.
                     a Florida corporation















                effective as of November 17, 1998

       SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

     THIS SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION, made and entered into this 17th day of November 1998, by and between PRINCETON MANAGEMENT CORPORATION, a Colorado corporation with its principal place of business located at 5650 Greenwood Plaza Blvd., Suite 216, Englewood, Colorado 80111 ("PMC") and USA SERVICE SYSTEMS, INC., a Florida corporation with its principal place of business located at 10770 Wiles Road, Coral Springs, FL 33076 ("USA"), who hereby agree as follows:

                           Premises

     A. This Agreement provides for the reorganization of USA with and into PMC, with USA becoming a wholly-owned subsidiary of PMC, and in connection therewith, the conversion of the outstanding common stock of USA into shares of common voting stock of PMC, all for the purpose of effecting a tax-free reorganization pursuant to sections 354 and 368(a) of the Internal Revenue Code of 1986, as amended.

     B. The boards of directors of USA and PMC have determined, subject to the terms and conditions set forth in this Agreement, that the exchange contemplated hereby, as a result of which USA would become a wholly owned subsidiary of PMC is desirable and in the best interests of their stockholders. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed exchange.

                           Agreement

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                            ARTICLE I
           REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                               USA

     As an inducement to and to obtain the reliance of PMC, USA represents and warrants as follows:

     Section 1.1  Organization.   USA is a corporation duly
organized, validly existing, and in good standing under the laws of the state of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets

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owned by it or the nature of the business transacted by it requires qualification. Included in the USA Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of USA as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of USA's articles of incorporation or bylaws. USA has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 1.2 Capitalization. The authorized capitalization of USA consists of 30,000,000 Common Shares, $.001 par value per share. As of the Closing Date, there will be 3,500,000 shares of USA's Common Stock issued and outstanding (the "USA Common Shares"). All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. USA has no other securities, warrants or options authorized or issued.

     Section 1.3 Subsidiaries and Predecessor Corporations. Except as otherwise set forth in the USA Schedules, USA does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

     Section 1.4 Financial Statements. Included in the USA Schedules is an audited financial statement, including a balance sheet, statement of operations, shareholder equity and cash flows and notes thereto, dated as of August 31, 1998. Relevant thereto:

               (a) the USA balance sheet presents fairly as of its date the financial condition of USA. USA does not have, as of the date of such balance sheet, except as noted and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto and all assets reflected therein are properly reported and present fairly the value of the assets of USA, in accordance with generally accepted accounting principles;

               (b) USA has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable;

               (c) USA has filed all state, federal and local income tax returns required to be filed by it from inception to the date hereof, if any;

               (d)  The books and records, financial and others, of

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          USA are in all material respects complete and correct and
          have been maintained in accordance with good business accounting practices; and

               (e) except as and to the extent disclosed in the most recent USA balance sheet and the USA Schedules, USA has no material contingent liabilities, direct or indirect, matured or unmatured.

     Section 1.5 Information. The information concerning USA set forth in this Agreement and in the USA Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or knowingly omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 1.6 Options and Warrants. There are no existing options, warrants, calls or commitments of any character to which USA is a party and by which it is bound.

     Section 1.7 Absence of Certain Changes or Events. Except as set forth in this Agreement, the USA Schedules, or as otherwise disclosed to PMC, since August 31, 1998:

               (a) there has not been: (i) any material adverse change in the business, operations, properties, assets or condition of USA; or (ii) any damage, destruction or loss to USA (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of USA;

               (b) USA has not: (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed or agreed to purchase or redeem any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of USA; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $10,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement or other employee benefit plan, payment or arrangement made to, for, or with its

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
          officers, directors or employees.

               (c) USA has not: (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent USA balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights (except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than $10,000); (v) made or permitted any amendment or termination of any contract, agreement or license to which it is a party if such amendment or termination is material, considering the business of USA; or (vi) issued, delivered or agreed to issue or deliver any stock, bonds or other corporate securities, including debentures (whether authorized and unissued or held as treasury stock); and

               (d) to the best knowledge of USA, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of USA.

     Section 1.8 Title and Related Matters. USA has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") which are reflected in the most recent USA unaudited balance sheet and the USA Schedules or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances except: (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not, materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the USA Schedules. Except as set forth in the USA Schedules, USA owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with USA's business.

Except as set forth in the USA Schedules, no third party has any right to, and USA has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of USA or any material portion of its properties, assets or rights.

     Section 1.9 Litigation and Proceedings. To the best of USA's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against USA or affecting USA or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of USA. USA does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.10  Contracts.

               (a) Except as included or described in the USA Schedules, there are no material contracts, agreements, franchises, license agreements or other commitments to which USA is a party or by which it or any of its assets, products, technology or properties are bound;

               (b) Except as included or described in the USA Schedules or reflected in the most recent USA balance sheet, USA is not a party to any oral or written: (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which USA is a primary obligor, for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate; (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreements; (vii) agreement with any present or former officer or director

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          of USA; or (viii) contract, agreement or other commitment
          involving payments by it of more than $10,000 in the aggregate; and

               (c) To USA's knowledge, all contracts, agreements, franchises, license agreements and other commitments to which USA is a party or by which its properties are bound and which are material to the operations of USA taken as a whole, are valid and enforceable by USA in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     Section 1.11 Material Contract Defaults. Except as set forth in the USA Schedules, to the best of USA's knowledge and belief, USA is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of USA, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which USA has not taken adequate steps to prevent such a default from occurring.

     Section 1.12 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which USA is a party or to which any of its properties or operations are subject.

     Section 1.13 Governmental Authorizations. To the best of USA's knowledge, USA has all licenses, franchises, permits or other governmental authorizations legally required to enable USA to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by USA of this Agreement and the consummation by USA of the transactions contemplated hereby.

     Section 1.14 Compliance With Laws and Regulations. To the best of USA's knowledge, except as disclosed in the USA Schedules, USA has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of USA or would not result in USA's incurring any material liability.

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     Section 1.15  Insurance.  All of the insurable properties of
USA are insured for USA's benefit in accordance with the insurance policies disclosed in the USA Schedules under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date.

     Section 1.16 Approval of Agreement. The board of directors of USA has authorized the execution and delivery of this Agreement by USA, has approved the transactions contemplated hereby and approved the submission of this Agreement and the transactions contemplated hereby to the stockholders of USA for their unanimous approval with the recommendation that the reorganization be accepted.

     Section 1.17 Material Transactions or Affiliations. Except as disclosed herein and in the USA Schedules, there exists no material contract, agreement or arrangement between USA and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by USA to own beneficially, ten percent (10%) or more of the issued and outstanding USA Common Shares and which is to be performed in whole or in part after the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services or in kind, has been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to USA than terms available from otherwise unrelated parties in arms length transactions. There are no commitments by USA, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     Section 1.18 Labor Relations. USA has never had a work stoppage resulting from labor problems. To the best knowledge of USA, no union or other collective bargaining organization is organizing or attempting to organize any employee of USA.

     Section 1.19 Previous Sales of Securities. Since inception, USA has sold USA Common Shares to investors in reliance upon applicable exemptions from the registration requirements under the laws of the United States, as well as such state in which such sales have occurred.

     Section 1.20 USA Schedules. Upon execution hereof, USA will deliver to PMC the following schedules, which are collectively referred to as the "USA Schedules" and which consist of separate schedules dated as of the date of this Agreement and instruments and data as of such date, all certified by the chief executive officer of USA as complete, true and correct in all material respects:

               (a)  copies of the articles of incorporation,

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          amendments thereto and bylaws as in effect as of the date
          of this Agreement;

               (b) the financial statements of USA referenced hereinabove in Section 1.4;

               (c) a list indicating the name and address of the stockholders of USA, together with the number of shares owned by them;

               (d) copies of all licenses, permits and other governmental authorizations, requests or applications therefor, pursuant to which USA carries on or proposes to carry on its business (except those which in the aggregate, are immaterial to the present or proposed business of USA);

               (e) a list of every debt, mortgage, security interest, pledge, lien, encumbrance or claim of any nature whatsoever in excess of $10,000 as may affect USA, its properties or assets;

               (f) a list of all executive employees of USA, including current compensation, with notation as to job description and whether or not such employee is subject to a written contract;

               (g) a description of all real and personal property owned by USA, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim or equity interest of any nature whatsoever in such real and personal property;

               (h) copies of all material contracts, leases, agreements or other instruments to which USA is a party or by which it or its properties are bound;

               (i) the name and location of each bank or other institution with which USA has an account or safety deposit box and the names of all persons authorized to draw thereon or having access thereto;

               (j) a list of all patent applications, copyrights, trademarks, service marks and trade names that are pertinent in any manner whatsoever to the development, testing, registration, assembly, manufacture, use or sale of any products or services used in the business of USA and in which either USA or USA's stockholders has or previously had any direct or indirect, equitable or legal right or interest;

               (k)  a copy of all material documentation relating

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          to the sale of USA Common Shares by USA to its present
          stockholders;

               (l)  a list of insurance policies referred to in
          Section 1.15;

               (m) a description of any material adverse change in the business operations, property, inventory, assets or condition of USA since the most recent USA balance sheet required to be provided pursuant to Section 1.7;

               (n) any other information, together with any required copies of documents required to be disclosed in the USA Schedules by Sections 1.1 through 1.19.

     USA shall cause the USA Schedules and the instruments and data delivered to PMC hereunder to be updated after the date hereof up to and including the Closing Date, as hereinafter defined.

                           ARTICLE II
             REPRESENTATIONS, COVENANTS AND WARRANTIES
                             OF PMC

     As an inducement to, and to obtain the reliance of USA, PMC represents and warrants as follows:

     Section 2.1 Organization. PMC is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it are now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the PMC Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, amended articles of incorporation (collectively, hereinafter referred to as the "articles of incorporation") and bylaws of PMC as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of PMC's articles of incorporation or bylaws. PMC has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. PMC has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to consummate the transactions herein contemplate.

     Section 2.2  Capitalization.  The authorized capitalization of

                                   9

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PMC consists of 20,000,000 shares of Preferred Shares, par value
$0.01 per share, none of which has been issued or is outstanding and 100,000,000 shares of Common Shares, par value $0.0001 per share, of which 288,600 shares are issued and outstanding as of the date hereof (the "PMC Common Shares"). All issued and outstanding PMC Common Shares have been legally issued, fully paid and are nonassessable and have been issued in compliance with all applicable securities laws.

     Prior to Closing, as defined herein, the Board of Directors of PMC shall undertake a forward split of the PMC issued and outstanding common stock, whereby 4.33 shares of common stock shall be issued in exchange for each share of common stock issued and outstanding, in order to establish the number of issued and outstanding common shares of PMC at Closing to be 1,250,000 shares.

     Section 2.3  Subsidiaries.  PMC has no subsidiary companies.

     Section 2.4  Financial Statements.

               (a) Included in the PMC Schedules are the audited balance sheet of PMC for the years ended December 31, 1998 and 1997 and the related statements of operations, stockholders' equity and cash flows for the year then ended, as well as PMC's unaudited financial statements for the nine month period ended September 30, 1998, which are included in the Schedules identified in Section 2.18(c),

               (b)  All such financial statements have been
          prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The PMC balance sheets presents fairly as of their respective dates the financial condition of PMC. PMC did not have as of the date of any of such PMC balance sheets, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of PMC, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and changes in financial position reflect fairly the information required to be set forth therein by generally accepted accounting principles;

               (c) The books and records, financial and others, of PMC are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;

               (d)  PMC has no liabilities with respect to the

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
          payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

     Section 2.5 Information. The information concerning PMC as set forth in this Agreement and in the PMC Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.6 Absence of Certain Changes or Events. Except as described herein or in the PMC Schedules, since September 30, 1998:

               (a) PMC has not: (i) amended its articles of incorporation or bylaws; (ii) waived any rights of value which in the aggregate are extraordinary or material considering the business of PMC; (iii) made any material change in its method of management, operation or accounting; or (iv) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

               (b) PMC has not: (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been cancelled as of the Closing Date; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; and

               (c) to the best knowledge of PMC, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of PMC.

     Section 2.7 Title and Related Matters. Except as included in PMC's Financial Statements and Notes thereto referenced in Section
2.4 above, or otherwise included in the PMC's Schedules (as hereinafter defined), as of the Closing Date, PMC will own no other real, personal or intangible property.

     Section 2.8 Litigation and Proceedings. There are no actions, suits or proceedings pending or, to the best of PMC's knowledge and belief, threatened by or against or affecting PMC, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of PMC. PMC does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     Section 2.9 Contracts. Other than as previously disclosed to USA or otherwise stated in PMC's Schedules or Financial Statements, on the Closing Date:

               (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which PMC is a party or by which it or any of its properties are bound;

               (b) PMC is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as PMC can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of PMC; and

               (c) PMC is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of PMC; or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

     Section 2.10 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which PMC is a party or to which any of its properties or operations are subject.

     Section 2.11 Material Contract Defaults. To the best of PMC's knowledge and belief, PMC is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of PMC, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which PMC has not taken adequate steps to prevent such a default from occurring.

     Section 2.12 Governmental Authorizations. PMC has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by PMC of the transactions contemplated hereby. PMC is current in all required SEC filings pursuant to the Securities Exchange Act of 1934, as amended.

     Section 2.13 Compliance With Laws and Regulations. To the best of PMC's knowledge and belief, PMC has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of PMC or would not result in PMC's incurring any material liability.

     Section 2.14  Insurance.  Except as provided in the PMC
Schedules included herewith, PMC has no other insurable properties and no other insurance policies will be in effect at the Closing
Date, as hereinafter defined.

     Section 2.15 Approval of Agreement. The board of directors of PMC has authorized the execution and delivery of this Agreement by PMC and has approved the transactions contemplated hereby. The approval of this Agreement by PMC's shareholders is not required.

     Section 2.16 Material Transactions or Affiliations. Except as provided in the PMC Schedules, as of the Closing Date there will exist no material contract, agreement or arrangement between PMC and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by PMC to own beneficially, ten percent (10%) or more of the issued and outstanding common stock of PMC and which is to be performed in whole or in part after the date hereof. PMC has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     Section 2.17  Labor Relations.  PMC has never had a work

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
stoppage resulting from labor problems. PMC has no employees other than its officers and directors.

     Section 2.18 PMC Schedules. Upon execution hereof, PMC shall deliver to USA the following schedules, which are collectively referred to as the "PMC Schedules" which are dated the date of this Agreement, all certified by an officer of PMC to be complete, true and accurate:

               (a) complete and correct copies of the articles of incorporation, amendments thereto and bylaws of PMC as in effect as of the date of this Agreement;

               (b) copies of all financial statements of PMC identified in Section 2.4(a);

               (c) the description of any material adverse change in the business, operations, property, assets, or condition of PMC since September 30, 1998 required to be provided pursuant to Section 2.6; and

               (d) any other information, together with any required copies of documents, required to be disclosed in the PMC Schedules by Sections 2.1 through 2.17.

               (e) a list of every debt, mortgage, security interest, pledge, lien, encumbrance or claim of any nature whatsoever in excess of $10,000 as may affect PMC, its properties or assets;

               (f) a list of all executive employees of PMC, including current compensation, with notation as to job description and whether or not such employee is subject to a written contract;

               (g) a description of all real and personal property owned by PMC, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim or equity interest of any nature whatsoever in such real and personal property;

               (h) copies of all material contracts, leases, agreements or other instruments to which PMC is a party or by which it or its properties are bound;

               (i) the name and location of each bank or other institution with which PMC has an account or safety deposit box and the names of all persons authorized to draw thereon or having access thereto;

               (j) a copy of all material documentation relating to the sale of PMC Common Shares by PMC to its present

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
          stockholders;

               (k)  a list of insurance policies referred to in
          Section 2.14;

               (l) a description of any material adverse change in the business operations, property, inventory, assets or condition of PMC since the most recent PMC balance sheet required to be provided pursuant to Section 2.4;

          PMC shall cause the PMC Schedules and the instruments to be delivered to USA hereunder to be updated after the date hereof up to and including the Closing Date.

                           ARTICLE III
                       EXCHANGE PROCEDURE

     Section 3.1 Delivery of USA Securities. On the Closing Date, the holders of the USA Common Shares shall deliver to PMC (i) certificates or other documents evidencing all of the issued and outstanding USA Common Shares, duly endorsed in blank or with executed stock power attached thereto in transferrable form and
(ii) investment letters, the form of which is attached hereto as Exhibit "A".

     Section 3.2 Issuance of PMC Common Shares. (a) In exchange for all of the USA Common Share tendered pursuant to Section 3.1, PMC shall issue an aggregate of 3,750,000 "restricted" PMC Common
Shares to the USA shareholders on a pro rata basis.

     (b) No fractional PMC Common Shares shall be issued pursuant to this Section 3.2. In lieu of such fractional shares, all shares to be issued shall be rounded up or down to the nearest whole share.

     Section 3.3 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of PMC and USA shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced hereinbelow.

     Section 3.4 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be as of the date in which all of the shareholders of USA have approved the terms of this Agreement ("Closing Date"), all conditions to Closing referenced hereinbelow have been satisfied or waived by the applicable party hereto and all documentation referenced herein is delivered to the respective party herein, unless a different date is mutually agreed to in writing by the parties hereto.

     Section 3.5  Termination.

          (a) This Agreement may be terminated by the board of directors of either PMC or USA at any time prior to the Closing Date if:

               (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

               (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions; or

               (iii) the conditions described in Article VI below have not been satisfied in full.

     In the event of termination pursuant to this paragraph (a) of this Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated;

          (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of PMC if USA shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of USA contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days' written notice thereof is given to USA. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder; and

          (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of USA if PMC shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of PMC contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to PMC. If this Agreement is terminated pursuant to this paragraph (c) of Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     Section 3.6 Directors of PMC. Upon the Closing, the present members of PMC's Board of Directors shall tender their resignations seriatim so that the following persons are appointed directors of PMC in accordance with procedures set forth in the PMC bylaws:
George Pursglove (who shall be appointed Chairman of the Board of Directors) Chester Howard and Douglas C. MacLellan. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

     Section 3.7 Officers of PMC. Upon the Closing, the present officers of PMC shall tender their resignations and simultaneous therewith, the following persons shall be elected as officers of PMC in accordance with procedures set forth in the PMC bylaws:

               NAME                         OFFICE
               ----                         ------

         George D. Pursglove          President and Chief Executive
                                           Officer
         Chester E. Howard            Senior Vice President-Finance
                                      and Chief Financial Officer

                           ARTICLE IV
                       SPECIAL COVENANTS

     Section 4.1 Access to Properties and Records. PMC and USA will each afford to the officers and authorized representatives of the other full access to the properties, books and records of PMC and USA, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of PMC and USA, as the case may be, as the other shall from time to time reasonably request.

     Section 4.2 Availability of Rule 144. Each of the parties acknowledge that the stock of PMC to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act. PMC is under no obligation to register such shares under the Securities Act, or otherwise. Notwithstanding the foregoing, however, following the Closing Date, new management of PMC will use its commercially reasonably best efforts to: (a) make publicly available on a regular basis not less than semi-annually, business and financial information regarding PMC so as to make available to the shareholders of PMC the provisions of Rule 144 pursuant to subparagraph (c)(2) thereof; and (b) within ten (10) days of any written request of any stockholder of PMC, PMC will provide to such stockholder written confirmation of compliance with such of the foregoing subparagraph as may then be applicable. The stockholders of PMC holding restricted securities of PMC as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

     Section 4.3 Information for PMC Public Reports. USA will furnish PMC with all information concerning USA, including all financial statements, required for inclusion in any registration statement or public report intended to be filed by PMC pursuant to the Securities Act, the Exchange Act, or any other applicable federal or state law. USA covenants that all information so furnished for either such registration statement or other public release by PMC, including the financial statements described in
Section 1.4, shall be true and correct in all material respects without omission of any material fact required to make the information stated not misleading.

     Section 4.4 Special Covenants and Representations Regarding the PMC Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the PMC Common Shares to the stockholders of USA as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the USA stockholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing, USA shall cause to be delivered, and the USA stockholders shall deliver to PMC, the investment letter referenced in Section 3.1 and included herein as Exhibit "A".

     Section 4.5 Third Party Consents. PMC and USA agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.6  Actions Prior to Closing.

               (a) From and after the date of this Agreement until the Closing Date and except as set forth in the PMC or USA Schedules or as permitted or contemplated by this Agreement, USA will each use its best efforts to:

                    (i)   carry on its business in substantially
          the same manner as it has heretofore;

                    (ii)  maintain and keep its properties in
          states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                    (iii)  maintain in full force and effect
          insurance comparable in amount and in scope of coverage to that now maintained by it;

                    (iv)  perform in all material respects all of
          its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

                    (v)  maintain and preserve its business
          organization intact, to retain its key employees and to maintain its relationship with its material suppliers and customers; and

                    (vi)  fully comply with and perform in all
          material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities.

          (b) From and after the date of this Agreement until the Closing Date, neither PMC nor USA will, without the prior consent of the other party:

                    (i) except as otherwise specifically set forth herein, make any change in their respective certificates or articles of incorporation or bylaws;

                    (ii)  declare or pay any dividend on its
          outstanding shares of capital stock, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                    (iii)  enter into or amend any employment,
          severance or similar agreements or arrangements with any directors or officers;

                    (iv)  issue any shares of its capital stock;

                    (v)  grant, confer or award any options,
          warrants, conversion rights or other rights not existing on the date hereof to acquire any shares of its capital stock; or

                    (vi)  purchase or redeem any shares of its
          capital stock, except as disclosed herein.

     Section 4.7  Indemnification.

               (a) USA hereby agrees to indemnify PMC and each of the officers, agents and directors of PMC as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 18 months; and

               (b) PMC and its officers and directors hereby agrees to indemnify USA and each of the officers, agents, directors and current shareholders of USA as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement and particularly the representation regarding no liabilities referred to in Section 2.4(b). The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 18 months.

                            ARTICLE V
               CONDITIONS PRECEDENT TO OBLIGATIONS
                              OF PMC

     The obligations of PMC under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.1 Accuracy of Representations. The representations and warranties made by USA in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and USA shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by USA prior to or at the Closing. PMC shall be furnished with a certificate, signed by a duly authorized officer of USA and dated the Closing Date, to the foregoing effect.

     Section 5.2 Stockholder Approval. The stockholders of USA shall have unanimously approved this Agreement and the transactions contemplated thereby.

     Section 5.3 Officer's Certificate. PMC shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of USA to the effect that, other than as disclosed in the USA Schedules, no material litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of USA, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the USA Schedules, by or against USA which might result in any material adverse change in any of the assets, properties, business or operations of USA.

     Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of USA.

     Section 5.5 Opinion of Counsel to USA. PMC shall receive an opinion dated the Closing Date of Atlas, Pearlman, Trop & Borkson, P.A., counsel to USA, in substantially the following form:

               (a) USA is a corporation duly organized, validly existing, and in good standing under the laws of the state of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all material applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to conduct its business as now conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

               (b) To the best knowledge of such legal counsel, the execution and delivery by USA of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of USA's articles of incorporation or bylaws or violate any court order, writ, injunction or decree applicable to USA, or its properties or assets;

               (c) The authorized capitalization of USA consists of 30,000,000 Common Shares, par value $0.001 per share. As of the Closing Date, 3,500,000 of the authorized common shares will be issued and outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemp-tive rights of any person. Except as set forth in the USA Schedules, to the best knowledge of such legal counsel, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating USA to issue any additional shares of any class of its capital stock.

               (d) This Agreement has been duly and validly authorized, executed and delivered by USA;

               (e) To the best knowledge of such legal counsel, except as set forth in the USA Schedules, there are no material actions, suits or proceedings pending or threatened by or against or affecting USA or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind;

               (f) USA has taken all actions required by the applicable laws of Florida, or such other jurisdiction applicable to the proposed actions of USA herein, to permit the transfer of the USA Common Shares to PMC.

     Section 5.6 Other Items. PMC shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as PMC may reasonably request.

                           ARTICLE VI
            CONDITIONS PRECEDENT TO OBLIGATIONS OF USA

          The obligations of USA under this Agreement are subject to the satisfaction, at or before the Closing Date (unless otherwise indicated herein), of the following conditions:

     Section 6.1 Accuracy of Representations. The representations and warranties made by PMC in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and PMC shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by PMC prior to or at the Closing. USA shall have been furnished with a certificate, signed by a duly authorized executive officer of PMC and dated the Closing Date, to the foregoing effect.

     Section 6.2 Officer's Certificate. USA shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of PMC to the effect that no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of PMC, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the PMC Schedules, by or against PMC which might result in any material adverse change in any of the assets, properties, business or operations of PMC.

     Section 6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of PMC.

     Section 6.4 Opinion of Counsel to PMC. USA shall receive an opinion dated the Closing Date of Andrew I. Telsey, P.C., counsel to PMC, in substantially the following form:

               (a) PMC is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualifi-cation to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

               (b) To the best knowledge of such legal counsel, the execution and delivery by PMC of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of PMC's articles of incorporation or bylaws or constitute a default or give rise to a right of termina-tion, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to PMC or its properties or assets;

               (c) The authorized capitalization of PMC consists of 100,000,000 shares of Common Stock, par value $0.0001 per share and 20,000,000 shares of Preferred Stock, $.01 par value per share. As of the Closing Date, there will be no more than 1,250,000 common shares issued and outstanding and reserved for issuance held by the then existing securities holders of PMC (post forward split). All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemptive rights of any person.

               (d) The PMC Common Shares to be issued to the USA stockholders pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and non-assessable;

               (e) This Agreement has been duly and validly authorized, executed, and delivered and constitutes the legal and binding obligation of PMC, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

               (f) To the best knowledge of such counsel, except as set forth in the PMC Schedules, there are no actions, suits or proceedings pending or threatened by or against PMC or affecting PMC's properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind; and

               (g) PMC has taken all actions required by the applicable laws of the state of Colorado to permit the issuance of the PMC Common Shares to the USA stockholders.

     Section 6.5 Compliance with Reporting Requirements. As of the Closing Date, PMC shall be current in, and in compliance with all requirements of, all filings required to be tendered to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     Section 6.6 Other Items. USA shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as USA may reasonably request.

                           ARTICLE VII
                          MISCELLANEOUS

     Section 7.1  Brokers and Finders.  Except as set forth in
Schedule 7.1, each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person not listed in Schedule 7.1 for any commission, brokerage or finder's fee or other payment with respect to this

Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 7.2 Law. Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, except as US federal law may be applicable.

     Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

          If to PMC:          Mr. Gregory Simonds, President
                              Princeton Management Corporation
                              5650 Greenwood Plaza Blvd.
                              Suite 216
                              Englewood, Colorado 80111

          with a copy to:     Andrew I. Telsey, Esq.
                              2851 S. Parker Rd., Su. 720
                              Aurora, CO 80014

          If to USA:          George D. Pursglove, President
                              USA Service Systems, Inc.
                              10770 Wiles Road
                              Coral Springs, FL 33076

          with a copy to:     Joel D. Mayersohn, Esq.
                              Atlas, Pearlman, Trop & Borkson P.A.
                              New River Center, Suite 1900
                              200 East Las Olas Blvd.
                              Ft. Lauderdale, FL 33301

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

     Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 7.5 Confidentiality. Each party hereto agrees with the other parties that, unless and until the reorganization contem-plated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

     Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.7 Third Party Beneficiaries. This contract is solely among PMC and USA and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

     Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

     Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.12 Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

     Section 7.13 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

     Section 7.14 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     Section 7.15 Benefit. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     Section 7.16 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     Section 7.17 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     Section 7.18 Failure of Conditions; Termination. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     Section 7.19 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

     Section 7.20 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                         PRINCETON MANAGEMENT CORPORATION
ATTEST:


/s/ Gilberta P. Gara     By: /s/ Gregory Simonds
---------------------       --------------------
Secretary or                Gregory Simonds, President
Assistant Secretary

ATTEST:                    USA SERVICE SYSTEMS, INC.



/s/ George Pursglove     By: /s/ George Pursglove
--------------------        ---------------------
Secretary or                George Pursglove, President
Assistant Secretary

                           EXHIBIT "A"
                  _____________________________

                    FORM OF INVESTMENT LETTER
                  _____________________________

                         INVESTMENT LETTER


November 17, 1998



Princeton Management Corporation
5650 Greenwood Plaza Blvd.
Suite 216
Englewood, CO 80111

Gentlemen:

     The undersigned herewith deposits certificate(s) for shares of common stock of USA Service Systems, Inc., a Florida corporation, ("USA"), as described below (endorsed, or having executed stock powers attached) in acceptance of and subject to the terms and conditions of that certain Share Exchange Agreement and Plan of Reorganization (the "Agreement"), between Princeton Management Corporation ("PMC" or the "Company") and USA Service Systems, Inc., dated November 12, 1998, receipt of which is hereby acknowledged, in exchange for shares of Common Stock of PMC (the "Exchange Shares"). If any condition precedent to the Agreement is not satisfied within the relevant time parameters established in the Agreement (or any extension thereof), the certificate(s) are to be returned to the undersigned.

     The undersigned hereby represents, warrants, covenants and agrees with you that, in connection with the undersigned's acceptance of the Exchange Shares and as of the date of this letter:

     1. The undersigned is aware that his, her or its acceptance of the Exchange Shares is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

     2. The undersigned warrants full authority to deposit all shares refereed to above and PMC will acquire a good and unencumbered title thereto.

     3. The undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the undersigned.

     4. By execution hereof, the undersigned hereby confirms that the PMC common stock to be received in exchange for USA common stock (the "Securities"), will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not

Princeton Management Corporation
November 17, 1998



have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the Securities.

     5. The undersigned understands that the Securities are being issued pursuant to available exemption thereto and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. The undersigned understands that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. The undersigned understands that he/she/it cannot sell the Securities unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection the undersigned understands that the Company has advised the Transfer Agent for the Common Shares that the Securities are "restricted securities" under the 1933 Act and that they may not be transferred by the undersigned to any person without the prior consent of the Company, which consent of the Company will require an opinion of counsel to the effect that, in the event the Securities are not registered under the 1933 Act, any transfer as may be proposed by the undersigned must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, the undersigned acknowledges that a legend to the following effect will be placed upon the certificate representing the Securities and that the Transfer Agent has been advised of such facts:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO
          THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAIL-ABILITY OF WHICH MUST BE ESTABLISHED TO THE SATIS-FACTION OF THE COMPANY.

     The undersigned understands that the foregoing legend on his/her/its certificate for the Common Shares limits their value, including their value as collateral.

     6. The undersigned represents that it is experienced in evaluation and investing in securities and acknowledges that he/she/it is able to fend for itself, can bear the economic risk of

Princeton Management Corporation
November 17, 1998



this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

     In Witness Whereof, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated: November 17, 1998

Very truly yours,



____________________________
(signature)



____________________________
(print name in full)



____________________________
(street address)



____________________________
(city, state, zip)



____________________________
(social security number or
 employer identification no.)

                    USA SERVICE SYSTEMS, INC.
                   ___________________________

                    EXHIBIT 16.0 TO FORM 8-K
                   ___________________________

                      LETTER OF RESIGNATION

      OF REGISTRANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

                   ____________________________

                      KISH, LEAKE & ASSOCIATES, P.C.

                       Certified Public Accountants


J.D. Kish, C.P.A., M.B.A.        7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.             Englewood, Colorado 80111
____________________________              Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                  Facsimile (303) 779-5724





December 2, 1998




Office of Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 5th Street N.W.
Washington, D.C. 20549


We would like to inform you that we have read the disclosures provided by USA Service Systems, Inc., f/k/a Princeton Management Corporation (Comm. Number 0-22095) in its filing of form 8-K dated December 2, 1998 and that there are no disagreements regarding the statements made under Item 4-Changes in Registrant's Certifying Accountant.



Sincerely,

s/Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.